Subsequent Events (Unaudited)	9 Months Ended
Sep. 30, 2011
Subsequent Events (Unaudited) [Abstract]
Subsequent Events (Unaudited)

18. SUBSEQUENT EVENTS (UNAUDITED)

In October 2011, the Company acquired two companies for an aggregate purchase price of $15.7 million. The Company has not yet obtained all of the information required to complete the initial purchase price allocations, but expects to complete them during the fourth quarter. These acquisitions were not significant individually or in aggregate, and are not expected to have a material impact to the Company's condensed consolidated balance sheets and results of operations.

In October 2011, the Company entered into the Sixth Amendment to its lease (the "Lease Amendment") for its Mountain View, California headquarters. In addition to the office premises the Company currently occupies, the Lease Amendment provides for the lease of an additional 158,000 square feet effective January 1, 2012. The Lease Amendment also covers 70,000 square feet in a new building that is to be constructed by the landlord. Under the Lease Amendment, the Company's lease with respect to the existing office premises, the additional office premises, and the new building premises will be extended by ten years. Total future incremental lease payments under the Lease Amendment are approximately $165.1 million.

In November 2011, the Compensation Committee of the Company's Board of Directors and the Company's Board of Directors approved 175,020 RSUs and 8,180 stock option grants for an aggregate of 183,200 shares of Class A common stock. The RSUs and stock options were granted under the 2011 Plan. The RSUs generally vest over a four-year period with 25% vesting at the end of one year and the remaining to vest quarterly thereafter. The stock options generally vest over a four-year period with 25% vesting at the end of one year and the remaining to vest monthly thereafter.